MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO    SEMIANNUAL REPORT

Dear Contract Owner,                                            August 20, 1999

We are pleased to present you with the semiannual report for the Mitchell Hutchins Series Trust--Strategic Income Portfolio for the six-month period ended June 30, 1999.

MARKET REVIEW
-------------------------------------------------------------------------------
[GRAPHIC]
   Bond prices ended the period lower, with long-term interest rates up almost one percentage point vs. the beginning of the period. The Treasury yield curve flattened as rates for bonds with maturities of two years rose more than those of bonds with maturities of 30 years. The overall bond market suffered losses as spreads (the difference in yield or income that securities must pay to compensate for the additional risk) over Treasurys widened. We attribute this widening to: profit-taking in the corporate and mortgage sectors; heavy net issuance of asset-backed securities, commercial mortgage-backed securities and high-yield bonds; and uncertainty about the Federal Reserve's moves.

INFLATION FEARS RESURFACE
Reassessment of inflation risk became the dominant theme driving bond yields, as the markets reacted to improving economic prospects in Asia and Latin America, rapidly growing U.S. demand, higher oil prices and fears that future wage increases would not be offset by commodity deflation. The Federal Reserve raised the federal funds rate by 0.25% on June 30 and assumed a neutral stance, meaning no predisposition to raise or lower rates at its next meeting in August.

OUTLOOK
Our outlook for calendar-year 1999 calls for gross domestic product growth of about 3% and inflation around 2%. Currently, there are no signs of recession. We expect the Federal Reserve to raise rates by another 0.25% and believe the economy will most likely slow down moderately. We expect the long bond to remain around 6%. Global growth and rising commodity prices represent risks to the bond markets--if inflation rises, then current historically low inflation-risk premiums could also rise, resulting in a greater rise in interest rates.

SEMIANNUAL REPORT

[CHART]

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

Sector Allocation*
Foreign/Emerging Markets                11.9%
Cash & Equivalents                       7.2%
U.S. High Yield                         46.7%
U.S. Gov't/Investment-Grade Corp.       34.2%

Portfolio Characteristics*
-------------------------------------------------------------------------------
Weighted Avg Life             13.6 Yrs
Weighted Avg Duration          4.3 Yrs
-------------------------------------------------------------------------------

PORTFOLIO REVIEW
-------------------------------------------------------------------------------

PERFORMANCE--TOTAL RETURNS FOR PERIODS ENDED 6/30/99

  Class H Shares                            Cumulative
-------------------------------------------------------------------------------
  Six Months                                   1.39%
  Since Inception 9/28/98                      4.27%
-------------------------------------------------------------------------------


  Class I Shares                            Cumulative
-------------------------------------------------------------------------------
  Six Months                                     --
  Since Inception 1/4/99                      1.15%
-------------------------------------------------------------------------------

Past performance does not guarantee future performance. Total return calculations assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Total returns for periods of less than one year are not annualized. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS
The Portfolio allocates assets among three main sectors of the global bond market--U.S. government/investment-grade bonds, U.S. high-yield bonds and non-U.S. bonds--and shifts emphasis among them as conditions warrant.

   During the six-month period ended June 30, 1999, the Portfolio benefited from its exposure to high-yield bonds. The Portfolio's high-yield allocation was 36.1% on December 31, 1998, and rose as the sector showed signs of recovery in January 1999. We gradually trimmed the Portfolio's exposure through April. High-yield securities accounted for 46.7% of the Portfolio at period-end.*

   The Portfolio's other allocations, however, reflected the rise in rates and poor sector performance for the period, offsetting some of the gains achieved in the high-yield sector. The U.S. government/investment-grade corporate sector suffered with the fading of the "flight to quality" that so dominated last year. Non-U.S. bonds lifted performance during March and April but lost ground for the six-month period.

HIGH-YIELD SECTOR--
The Portfolio's largest sub-allocation within the high-yield sector remains communications (10.5%),* where we are emphasizing international long distance companies with extensive fiber optic networks. While we still find competitive local exchange carriers attractive, we are opting to take profits given their significant price appreciation. In cable, the second largest sub-allocation (5.0%), we favor new entrants that offer integrated voice data and video.

   As a result of the interest rate backup at the end of May, high-yield spreads have widened somewhat. In light of this widening we intend to focus more on BB-rated bonds, which now yield around 9%. We expect new bond issuance to remain lighter through 1999 than it was in 1998--in fact, we think we may be seeing this year's surge of issuance now, as borrowers rush to market ahead of year-end and potential Y2K problems. If supply diminishes later in the year, we believe spreads will tighten again, so this seems like a good time to take advantage of the attractive yields in BB credits.


* Weightings represent percentages of net assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUS--STRATEGIC INCOME PORTFOLIO     SEMIANNUAL REPORT

U.S. GOVERNMENT AND INVESTMENT GRADE SECTOR--
The sector posted losses for the period as market yields rose and hurt the entire bond market. We eliminated the Portfolio's Treasury holdings and increased exposure to mortgage-backed securities (32.7%).* These moves reduced, but did not completely eliminate, the negative impact that the sector had on the Portfolio's performance. We are comfortable with the Portfolio's current exposure based on our belief that, after a moderate rate hike from the Federal Reserve, the economy will most likely slow down moderately. Also, mortgage spreads to Treasurys still are wider than average and seem likely to narrow.

NON-U.S. SECTOR--
The Portfolio eliminated its position in Brazilian debt in early April due to uncertainties regarding Brazil's political and fiscal circumstances. We remain positive on Mexico (2.7%) and Poland (1.6%), as the creditworthiness of these two countries continues to improve.* The emerging market bond sector would benefit generally from a firming of world growth and a broader recovery of commodity prices (other than oil), as these trends would improve the balance of payments for most emerging market countries.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,



/s/ Margo Alexander                /s/ Brian M. Storms

MARGO ALEXANDER                    BRIAN M. STORMS
Chairman and                       President and
Chief Executive Officer            Chief Operating Officer
Mitchell Hutchins                  Mitchell Hutchins
Asset Management Inc.              Asset Management Inc.







* Weightings represent percentages of net assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1999(UNAUDITED)

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------
U.S. GOVERNMENT AGENCY AND CORPORATE OBLIGATIONS--34.17%
CORPORATE OBLIGATION--1.49%
      $   200    FUJI JGB Investment LLC
                   (cost--$174,510)............         06/30/08                9.870%(c)     $     174,000
                                                                                              -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--32.68%
        1,015    FNMA#.........................   01/15/09 to 04/29/09      5.250 to 6.500          956,950
      NZD 400    FNMA..........................         06/20/02                7.250               216,634
        2,800    FNMA 30 Year TBA..............           TBA                   6.000             2,633,750
                                                                                              -------------
Total Federal National Mortgage Association
  Certificates (cost--$3,843,817)..............                                                   3,807,334
                                                                                              -------------
Total U.S. Government Agency and Corporate
  Obligations (cost--$4,018,327)...............                                                   3,981,334
                                                                                              -------------

GLOBAL DEBT SECURITIES--11.85%
CANADA--2.64%
          415*   Government of Canada..........         12/01/06                7.000               307,452
                                                                                              -------------
MEXICO--2.68%
          100    United Mexican States.........         02/17/09               10.375               102,000
          250    United Mexican States, Series
                   B, DISC (1).................         12/31/19                5.875++             210,000
                                                                                              -------------
                                                                                                    312,000
                                                                                              -------------
PANAMA--0.90%
          144    Republic of Panama, PDI (2)...         07/17/16                5.938++             105,380
                                                                                              -------------
PHILIPPINES--0.89%
          105    Republic of Philippines.......         04/15/08                8.875               103,257
                                                                                              -------------
POLAND--1.60%
          425*   Republic of Poland............         06/12/04               10.000               106,550
          135    Republic of Poland, PAR.......         10/27/24                3.000(a)             80,325
                                                                                              -------------
                                                                                                    186,875
                                                                                              -------------
UNITED KINGDOM--3.14%
          215*   United Kingdom Gilt...........   12/07/03 to 12/07/06      6.500 to 7.500          366,396
                                                                                              -------------
Total Global Debt Securities
  (cost--$1,420,685)...........................                                                   1,381,360
                                                                                              -------------

HIGH YIELD SECURITIES--46.74%
CORPORATE BONDS--44.90%
CABLE--4.96%
          250    EchoStar DBS Corporation**....         02/01/09                9.375               255,000
          250    Knology Holdings
                   Incorporated................         10/15/07               11.875+              145,000
          250    UIH Australia Pacific
                   Incorporated................         05/15/06               14.000+              177,500
                                                                                              -------------
                                                                                                    577,500
                                                                                              -------------
CHEMICALS--3.26%
          250    Lyondell Chemical Company**...         05/01/07                9.875               254,687

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

HIGH YIELD SECURITIES--(CONTINUED)
CORPORATE BONDS--(CONTINUED)
CHEMICALS--(CONCLUDED)

  $       125    ZSC Specialty Chemicals**.....         07/01/09               11.000%        $     125,313
                                                                                              -------------
                                                                                                    380,000
                                                                                              -------------
COMMUNICATIONS-FIXED--8.71%
          125    Allegiance Telecom,
                   Incorporated................         05/15/08               12.875               132,500
          250    Flag Limited..................         01/30/08                8.250               233,125
          125    GST Equipment Funding
                   Incorporated................         05/01/07               13.250               135,000
          250    Metromedia Fiber Network
                   Incorporated................         11/15/08               10.000               256,875
          125    Northeast Optic Network
                   Incorporated................         08/15/08               12.750               128,750
          125    Time Warner Telecom LLC.......         07/15/08                9.750               128,125
                                                                                              -------------
                                                                                                  1,014,375
                                                                                              -------------
COMMUNICATIONS-MOBILE--1.76%
          125    Nextel Communications
                   Incorporated................         02/15/08                9.950+               86,250
          125    Orange PLC....................         08/01/08                8.000               118,437
                                                                                              -------------
                                                                                                    204,687
                                                                                              -------------
ENERGY--2.02%
          250    Gulfmark Offshore
                   Incorporated................         06/01/08                8.750               235,625
                                                                                              -------------
FINANCIAL SERVICES--1.84%
          125    Airplane Pass Through Trust...         03/15/19               10.875               120,625
          125    Signet Capital Trust I........         08/15/27                9.500                93,750
                                                                                              -------------
                                                                                                    214,375
                                                                                              -------------
FOOD & BEVERAGE--0.88%
          125    Iowa Select Farms L.P.**......         12/01/05               10.750               102,500
                                                                                              -------------
GAMING--1.02%
          125    Park Place Entertainment
                   Corporation.................         12/15/05                7.875               118,750
                                                                                              -------------
GENERAL INDUSTRIAL--3.07%
          250    Coltec Industries
                   Incorporated................         04/15/08                7.500               241,250
          125    Roller Bearing Company America
                   Incorporated................         06/15/07                9.625               116,250
                                                                                              -------------
                                                                                                    357,500
                                                                                              -------------
HEALTHCARE--4.05%
          125    Fresenius Medical Care Capital
                   Trust.......................         02/01/08                7.875               116,250
          125    InSight Health Services
                   Corporation.................         06/15/08                9.625               120,625
          250    Tenet Healthcare
                   Corporation.................         12/01/08                8.125               235,000
                                                                                              -------------
                                                                                                    471,875
                                                                                              -------------
HOTELS & LODGING--4.06%
          250    Hollywood Casino
                   Corporation.................         05/01/07               11.250               250,000
          125    Host Marriott LP**............         02/15/06                8.375               119,375

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

HIGH YIELD SECURITIES--(CONCLUDED)
CORPORATE BONDS--(CONCLUDED)
HOTELS & LODGING--(CONCLUDED)

  $       125    Silverleaf Resorts
                   Incorporated................         04/01/08               10.500%        $     103,750
                                                                                              -------------
                                                                                                    473,125
                                                                                              -------------
REAL ESTATE--1.01%
          125    Dr. Horton Incorporated.......         02/01/09                8.000               118,125
                                                                                              -------------
RESTAURANTS--0.97%
          125    American Restaurant Group
                   Incorporated................         02/15/03               11.500               112,813
                                                                                              -------------
RETAIL--3.58%
          250    Advance Stores Incorporated...         04/15/08               10.250               238,750
          172    Tuesday Morning Corporation...         12/15/07               11.000               178,880
                                                                                              -------------
                                                                                                    417,630
                                                                                              -------------
TECHNOLOGY--1.04%
          125    Fairchild Semiconductor
                   Corporation.................         03/15/07               10.125               121,250
                                                                                              -------------
TRANSPORTATION--2.67%
          125    American Reefer Company
                   Limited.....................         03/01/08               10.250                81,250
          250    Stena AB......................         06/15/07                8.750               230,000
                                                                                              -------------
                                                                                                    311,250
                                                                                              -------------
Total Corporate Bonds (cost--$5,147,247).......                                                   5,231,380
                                                                                              -------------

  NUMBER OF
   SHARES
-------------

PREFERRED STOCK(b)--1.84%
ENERGY--1.84%
          200    Centaur Funding** (cost--$200,000).......................................          214,625
                                                                                              -------------
Total High Yield Securities (cost--$5,347,247) ...........................................        5,446,005
                                                                                              -------------

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

SHORT TERM U.S. GOVERNMENT AGENCY OBLIGATION--25.69%
  $     3,000    Federal Home Loan Mortgage
                   Discount Notes
                   (cost--$2,992,830)..........         07/19/99                4.780@            2,992,830
                                                                                              -------------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATE         INTEREST RATE          VALUE
-------------                                     --------------------   -----------------    -------------
REPURCHASE AGREEMENT--5.84%
  $       680    Repurchase Agreement dated
                   06/30/99 with State Street
                   Bank and Trust Company
                   collateralized by $692,303
                   U.S. Treasury Note, 5.625%
                   due 12/31/99
                   (value--$693,601); proceeds:
                   $680,076 (cost--$680,000)            07/01/99                4.000%        $     680,000
                                                                                              -------------
Total Investments
  (cost--$14,459,089)--124.29%.................                                                  14,481,529
Liabilities in excess of other
assets--(24.29)%...............................                                                  (2,830,196)
                                                                                              -------------
Net Assets--100.00%............................                                               $  11,651,333
                                                                                              -------------
                                                                                              -------------

---------------

*     Stated in local currency.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rate at a designated future date.
++ Floating rate securities, the interest rates shown are the current rates as of June 30, 1999.
(a)   Reflects rate at June 30, 1999, on step coupon rate instruments.
(b)   Non-income producing.
(c) Variable rate security-maturity date reflects earlier of reset date or maturity date. The interest rate shown is the current rate as of June 30, 1999.
(1) With an additional 384,615 recoverable rights attached maturing on June 30, 2003 with no market value.
(2)   Interest may be capitalized.
DISC  Discount Bonds.
NZD   New Zealand Dollars.
PAR   Par Bond.
PDI   Past Due Interest Bond.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
@     Interest rate shown is discount rate at date of purchase.
#     Partial amount pledged as collateral for futures transactions.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                    CONTRACT TO                           MATURITY           UNREALIZED
                                                      DELIVER     IN EXCHANGE FOR           DATES           APPRECIATION
                                                    -----------   ---------------   ---------------------  --------------
British Pounds....................................    235,000       US$ 377,645           07/13/99             $7,197
Canadian Dollars..................................    252,000       US$ 172,840           08/16/99              1,584
                                                                                                               ------
                                                                                                               $8,781
                                                                                                               ------
                                                                                                               ------

-----------------
Currency Type Abbreviation
US$--United States Dollars

FUTURES CONTRACTS

 NUMBER OF                                                  IN EXCHANGE    EXPIRATION     UNREALIZED
 CONTRACTS               CONTRACTS TO DELIVER                   FOR           DATE       APPRECIATION
-----------  ---------------------------------------------  -----------  --------------  -------------
        10   5 Year U.S. Treasury Note Future.............   $1,082,031   September 99     $   7,909
                                                                                              ------
                                                                                              ------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                     JUNE 30, 1999(UNAUDITED)

ASSETS
Investments in securities, at value (cost--$14,459,089)...............................................  $14,481,529
Cash and cash denominated in foreign currencies (cost--$13,820).......................................       13,820
Interest receivable...................................................................................      132,919
Variation margin receivable...........................................................................        7,500
Receivable for investments sold.......................................................................      187,094
Net realized appreciation of forward foreign currency contracts.......................................        8,781
Other assets..........................................................................................       17,354
                                                                                                        -----------
Total assets..........................................................................................   14,848,997
                                                                                                        -----------

LIABILITIES
Payable for investments purchased.....................................................................    3,187,342
Payable to investment adviser and administrator.......................................................        7,062
Accrued expenses and other liabilities................................................................        3,260
                                                                                                        -----------
Total liabilities.....................................................................................    3,197,664
                                                                                                        -----------

NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized)...................................   11,358,097
Undistributed net investment income...................................................................      348,780
Accumulated net realized losses from investment transactions..........................................      (94,569)
Net unrealized appreciation/depreciation of investments, other assets, liabilities and forward
  contracts  denominated in foreign currencies........................................................       39,025
                                                                                                        -----------
Net assets............................................................................................  $11,651,333
                                                                                                        -----------
                                                                                                        -----------

CLASS H:
Net assets............................................................................................  $10,986,673
                                                                                                        -----------
Shares outstanding....................................................................................      889,139
                                                                                                             ------
Net asset value, offering price and redemption value per share........................................       $12.36
                                                                                                              -----
                                                                                                              -----

CLASS I:
Net assets............................................................................................  $   664,660
                                                                                                        -----------
Shares outstanding....................................................................................       53,786
                                                                                                              -----
Net asset value, offering price and redemption value per share........................................       $12.36
                                                                                                              -----
                                                                                                              -----

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                     FOR THE SIX
                                                                                                                       MONTHS
                                                                                                                        ENDED
                                                                                                                    JUNE 30, 1999
                                                                                                                     (UNAUDITED)
                                                                                                                  -----------------
INVESTMENT INCOME:
Interest........................................................................................................     $   413,390
                                                                                                                  -----------------

EXPENSES:
Investment advisory and administration..........................................................................          41,166
Legal and audit.................................................................................................           5,620
Reports and notices to shareholders.............................................................................           4,748
Trustees' fees..................................................................................................           3,750
Custody and accounting..........................................................................................           3,293
Transfer agency fees and related service expenses...............................................................             774
Distribution fee--Class I.......................................................................................             262
Other expenses..................................................................................................           1,872
                                                                                                                  -----------------
                                                                                                                          61,485
Less: Fee waiver from adviser...................................................................................            (262)
                                                                                                                  -----------------
Net expenses....................................................................................................          61,223
                                                                                                                  -----------------
Net investment income...........................................................................................         352,167
                                                                                                                  -----------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from:
    Investments.................................................................................................         (85,386)
    Foreign currency transactions...............................................................................          (2,583)
Net change in unrealized appreciation/depreciation of:
    Investments.................................................................................................        (147,236)
    Futures contracts...........................................................................................           7,909
    Other assets, liabilities and forward contracts denominated in foreign currencies...........................          10,185
                                                                                                                  -----------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES...................................................        (217,111)
                                                                                                                  -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................................     $   135,056
                                                                                                                  -----------------
                                                                                                                  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               FOR THE SIX
                                                                                                 MONTHS          FOR THE PERIOD
                                                                                                  ENDED        SEPTEMBER 28, 1998+
                                                                                              JUNE 30, 1999          THROUGH
                                                                                               (UNAUDITED)      DECEMBER 31, 1998
                                                                                            -----------------  -------------------
FROM OPERATIONS:
Net investment income.....................................................................    $     352,167       $     115,595
Net realized gains (losses) from investments and currency transactions....................          (87,969)              2,527
Net change in unrealized appreciation/depreciation of investments, futures contracts,
  other assets, liabilities and forward contracts denominated in foreign currencies.......         (129,142)            168,167
                                                                                            -----------------  -------------------
Net increase in net assets resulting from operations......................................          135,056             286,289
                                                                                            -----------------  -------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................................................         --                  (121,416)
Net realized gains from investments.......................................................         --                    (6,693)
                                                                                            -----------------  -------------------
Total dividends and distributions to shareholders.........................................         --                  (128,109)
                                                                                            -----------------  -------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares......................................................        1,111,695          10,170,507
Cost of shares repurchased................................................................          (51,526)               (688)
Proceeds from dividends reinvested........................................................          128,109            --
                                                                                            -----------------  -------------------
Net increase in net assets from beneficial interest transactions..........................        1,188,278          10,169,819
                                                                                            -----------------  -------------------
Net increase in net assets................................................................        1,323,334          10,327,999

NET ASSETS:
Beginning of period.......................................................................       10,327,999            --
                                                                                            -----------------  -------------------
End of period (including undistributed net investment income of $348,780 at June 30,
  1999)...................................................................................    $  11,651,333       $  10,327,999
                                                                                            -----------------  -------------------
                                                                                            -----------------  -------------------

---------------
+ Commencement of operations

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Strategic Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts which fund certain variable contracts.

  Prior to the commencement of operations on September 28, 1998, the Portfolio had no activity other than the sale of one share for a total amount of $12.00 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio.

  Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rated basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio is maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

  FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at the annual rate of 0.75% of the Portfolio's average daily net assets.

DISTRIBUTION PLAN

  Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period January 5, 1999 (commencement of issuance of Class I shares) to June 30, 1999, Mitchell Hutchins and the insurance companies waived the entire distribution fee.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at June 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

  At June 30, 1999, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost).......................   $ 220,153
Gross depreciation (investments having an excess of cost over value).......................    (197,713)
                                                                                             -----------
Net unrealized appreciation of investments.................................................   $  22,440
                                                                                             -----------
                                                                                             -----------

  For the six months ended June 30, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $22,935,122 and $21,368,716, respectively.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber is the Portfolio's lending agent. At June 30, 1999, the Portfolio had no securities out on loan.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                                                 CLASS I
                                                                            CLASS H                        -------------------
                                                         ---------------------------------------------
                                                                                   FOR THE PERIOD            FOR THE PERIOD
                                                             FOR THE SIX         SEPTEMBER 28, 1998+        JANUARY 5, 1999++
                                                            MONTHS ENDED               THROUGH                   THROUGH
                                                            JUNE 30, 1999         DECEMBER 31, 1998           JUNE 30, 1999
                                                         -------------------   -----------------------     -------------------
                                                         SHARES     AMOUNT      SHARES       AMOUNT        SHARES     AMOUNT
                                                         -------   ---------   --------   ------------     -------   ---------
Shares sold............................................   33,405   $ 414,443    847,339   $ 10,170,507      55,900   $ 697,252
Shares repurchased.....................................   (2,032)    (25,219)       (56)          (688)     (2,114)    (26,307)
Reinvestment of dividends..............................   10,483     128,109         --             --          --          --
                                                         -------   ---------   --------   ------------     -------   ---------
Net increase...........................................   41,856   $ 517,333    847,283   $ 10,169,819      53,786   $ 670,945
                                                         -------   ---------   --------   ------------     -------   ---------
                                                         -------   ---------   --------   ------------     -------   ---------

---------------
+  Commencement of operations.
++  Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                       CLASS H
                                                                        --------------------------------------       CLASS I
                                                                                                                -----------------
                                                                           FOR THE SIX                           FOR THE PERIOD
                                                                             MONTHS          FOR THE PERIOD     JANUARY 5, 1999++
                                                                              ENDED        SEPTEMBER 28, 1998+       THROUGH
                                                                          JUNE 30, 1999          THROUGH          JUNE 30, 1999
                                                                           (UNAUDITED)      DECEMBER 31, 1998      (UNAUDITED)
                                                                        -----------------  -------------------  -----------------
Net asset value, beginning of period..................................     $     12.19          $   12.00          $     12.22
                                                                        -----------------        --------       -----------------
Net investment income.................................................            0.39@              0.14                 0.31@
Net realized and unrealized gains from investments and foreign
 currency.............................................................           (0.22)@             0.20                (0.17)@
                                                                        -----------------        --------       -----------------
Net increase from investment operations...............................            0.17               0.34                 0.14
                                                                        -----------------        --------       -----------------
Dividends from net investment income..................................            0.00              (0.14)                0.00
Distributions from net realized gains from investments................            0.00              (0.01)                0.00
                                                                        -----------------        --------       -----------------
Total dividends and distributions to shareholders.....................            0.00              (0.15)                0.00
                                                                        -----------------        --------       -----------------
Net asset value, end of period........................................     $     12.36          $   12.19          $     12.36
                                                                        -----------------        --------       -----------------
                                                                        -----------------        --------       -----------------
Total investment return (1)...........................................            1.39%              2.84%                1.15%
                                                                        -----------------        --------       -----------------
                                                                        -----------------        --------       -----------------

Ratios/Supplemental data:
Net assets, end of period (000's).....................................     $    10,987          $  10,328          $       664

Expenses to average net assets, before waiver from adviser............            1.12%*             1.44%*               1.35%*

Expenses to average net assets, after waiver from adviser.............            1.12%*             1.44%*               1.10%*

Net investment income to average net assets, before waiver from
 adviser..............................................................            6.41%*             5.09%*               6.40%*

Net investment income to average net assets, after waiver from
 adviser..............................................................            6.41%*             5.09%*               6.65%*

Portfolio turnover rate...............................................             208%                81%                 208%

---------------
+   Commencement of operations.
++  Commencement of issuance of shares.
*   Annualized
@   Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

SEMIANNUAL REPORT

---------------------------------------
MITCHELL
HUTCHINS SERIES
TRUST



STRATEGIC
INCOME
PORTFOLIO




JUNE 30, 1999


-C-1999 PaineWebber Incorporated